Dividends	12 Months Ended
Dec. 31, 2011
Dividends [Abstract]
Dividends

NOTE 19 – DIVIDENDS

     No dividends were paid during the year ended December 31, 2011. The Company paid a 5 percent stock dividend in 2010 to shareholders of record on May 11, 2010 and in 2009 to shareholders of record on May 12, 2009. The Company's payment of cash dividends is within the discretion of its Board of Directors, subject to compliance with Federal Reserve guidance, and is dependent on the Company's receiving cash dividends from the Bank. Federal banking regulations restrict the amount of dividends that the Bank can pay to the Company. Future dividend policy will depend on the Company's earnings, capital requirements, financial condition and other factors considered relevant by the Company's Board of Directors. Under its Memorandum of understanding with the FRB, the Company is required to seek permission of the FRB prior to paying dividends.